Scarborough Advantage Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated August 1, 2007,
To Current Prospectus Dated May 1, 2007

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the prospectus to 6th Avenue Investment Management Company, LLC, are hereby deleted and replaced with Security Investors, LLC.

Effective August 1, 2007, Security Global Investors, LLC, was appointed as a sub-advisor for approximately one-half of the assets of the SBL Fund, Series D (Global). OppenheimerFunds will remain the sub-advisor for approximately one-half of the assets of the SBL Fund, Series D (Global).

All references to OppenheimerFunds Global Series are hereby deleted and replaced with SBL Fund Series D (Global).

Please Retain This Supplement For Future Reference